UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2010
Suburban Propane Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
240 Route 10 West
Whippany, New Jersey 07981

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The audited balance sheet of Suburban Energy Services Group LLC, the general partner of Suburban Propane Partners, L.P., as of September 26, 2009 and the unaudited balance sheet as of December 26, 2009 are filed herewith as Exhibit 99.1.
Item 9.01 Exhibits
(d)	Exhibits:
23.1	Consent of PricewaterhouseCoopers LLP

99.1	(i) Audited balance sheet of Suburban Energy Services Group LLC as of September 26, 2009 and (ii) unaudited balance sheet as of December 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.
Date: March 9, 2010	By:	/s/ Michael A. Stivala
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	(i) Audited balance sheet of Suburban Energy Services Group LLC as of September 26, 2009 and (ii) unaudited balance sheet as of December 26, 2009

4